UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2019

SALON MEDIA GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26395	94-3228750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street San Francisco, CA (Address of principal executive offices)		94102 (Zip Code)

Registrant’s telephone number, including area code: (415) 870-7566

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On March 12, 2019, our board of directors resolved to dismiss BPM LLP as our independent accountants (which dismissal was communicated to BPM LLP on April 5, 2019), and we have engaged M&K CPAS, LLC. as our independent registered public accounting firm.

The reports of BPM LLP on our financial statements for the fiscal years ended March 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant’s reports of BPM LLP on our financial statements as of and for the fiscal years ended March 31, 2017 and 2016 stated that we have suffered recurring losses and negative cash flows from operations and have an accumulated deficit, and that these conditions raise substantial doubt about our ability to continue as a going concern.

The decision to change accountants from BPM LLP to M&K CPAS, LLC was approved by our board of directors.

During our fiscal years ended December 31, 2016 and 2017 and the subsequent interim period through March 12, 2019, the date of the dismissal of BPM LLP, we did not have any disagreement with BPM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During that time, there were no “reportable events” as set forth in Item 304(a)(1) of Regulation S-K adopted by the Securities and Exchange Commission, except that the accountant’s reports of BPM LLP on our financial statements as of and for the fiscal years ended March 31, 2016 and 2017 stated that we have suffered recurring losses and negative cash flows from operations and have an accumulated deficit, and that these conditions raise substantial doubt about our ability to continue as a going concern.

Our board of directors have discussed these matters with BPM LLP, and we have authorized BPM LLP to respond fully to the inquiries of our successor accountant, M&K CPAS, LLC, concerning these matters.

We have provided BPM LLP with a copy of this report prior to its filing with the Commission. BPM LLP has provided a letter to us, dated April 8, 2019 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

New independent registered public accounting firm

On March 12, 2019, we engaged M&K CPAS, LLC. as our independent registered public accounting firm for our fiscal year ended March 31, 2019. The decision to engage M&K CPAS, LLC as our independent registered public accounting firm was approved by the our board of directors.

During the two most recent fiscal years and through the March 12, 2019, we have not consulted with M&K CPAS, LLC. regarding either of the following:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that M&K CPAS, LLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

16.1	Letter from BPM LLP on Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALON MEDIA GROUP, INC.

By:	/s/ Jordan Hoffner
Name:	Jordan Hoffner
Title:	Chief Executive Officer

Dated: April 8, 2019